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CIGPF I Corp. 388 Greenwich Street New York, New York 10013

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of sustainable home improvement loans in connection with the proposed offering of GoodLeap Home Improvement Solutions Trust 2024-1, Home Improvement Loan Backed Notes, Series 2024-1. CIGPF I Corp. (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Data File.  Additionally, Citigroup Global Markets Inc. (“Citigroup”), BofA Securities, Inc., CIBC World Markets Corp. and Goldman Sachs & Co. LLC (collectively with the Company, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes.  This report may not be suitable for any other purpose.  The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.  Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On September 16, 2024, representatives of Citigroup, on behalf of the Company, provided us with (i) a computer-generated home improvement loan data file and related record layout containing data, as represented to us by the Company as of the close of business on August 31, 2024 with respect to each of the 33,727 home improvement loans (the “Statistical Data File”) and (ii) a listing (the “Sample Listing”) consisting of 250 home improvement loans (the “Sample Assets”), each of which are included on the Statistical Data File. We make no representations as to the selection criteria used in determining the Sample Assets.

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Assets relating to the home improvement loan characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

Characteristics
1.     Contract ID (for informational purposes only)
2.     State of contract
3.     City
4.     Zip code
5.     Payment frequency
6.           Rate
7.     Original term (months) (origination)
8.        Original loan amount
9.          First payment due date
10. Last payment due date
11. Issuer originated asset (Y/N)
12. Re-amortized monthly payment

13. Target balance date
14. Contracted generation guaranteed (%)
15. Current monthly payment
16. ACH Payment (Y/N)
17. FICO score
18. Installer name
19. Current loan balance
20. Remaining term of contract (months)
21. Number of days past due
22. UCC filing status
23. Remaining term to target balance date (months)

Member of Deloitte Touche Tohmatsu Limited

We compared Characteristics 2. through 8. to the corresponding information set forth on or derived from the “Loan Agreement.”

We compared Characteristics 9. through 13. to the corresponding information set forth on or derived from the “Welcome Letter.”

We compared Characteristic 14. to the corresponding information set forth on or derived from the “Purchase Agreement.”

We compared Characteristics 15. through 22. to the corresponding information set forth on or derived from electronic data files from GoodLeap’s loan systems, delivered by GoodLeap, LLC (“GoodLeap”), on behalf of the Company, as of August 31, 2024 (collectively, the “System File”).

With respect to our comparison of Characteristic 23., we recomputed the remaining term to target balance date as the number of months between (i) August 31, 2024 and (ii) the target balance date (as set forth on the Welcome Letter).  We compared such recomputed information to the corresponding information set forth on the Statistical Data File.

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristic 8., differences of $0.01 or less are deemed to be “in agreement;”

•
with respect to our comparison of Characteristic 9., for the Sample Assets indicated in Appendix A, we observed a difference with respect to the first payment due date set forth on the Statistical Data File when compared to the first payment due date set forth on the Welcome Letter. For these Sample Assets, we were instructed to perform an additional procedure and compare the first payment due date set forth on the Statistical Data File to the first payment due date set forth on screen shots from GoodLeap’s servicing system (the “Servicing System Screen Shots”);

•
with respect to our comparison of Characteristic 10., for the Sample Assets indicated in Appendix B, we observed a difference with respect to the last payment due date set forth on the Statistical Data File when compared to the last payment due date set forth on the Welcome Letter. For these Sample Assets, we were instructed to perform an additional procedure and compare the last payment due date set forth on the Statistical Data File to the last payment due date set forth on the Servicing System Screen Shots;

•	with respect to our comparison of Characteristic 13., differences of one day or less are deemed to be “in agreement” and;

•	with respect to our comparison of Characteristic 23., differences of one month or less are deemed to be “in agreement.”

The sustainable home improvement loan documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of GoodLeap, on behalf of the Company, and are collectively referred to hereinafter as the “Asset Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Asset Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Asset Documents.  In addition, we make no representations as to whether the Asset Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Assets.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above-mentioned Asset Documents, except as described in Appendix C.  Supplemental information is contained on Appendix D.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the sustainable home improvement loans underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the sustainable home improvement loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Data File.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA.  Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

October 9, 2024

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 9, 2024.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 9. for the following Sample Assets:

2307159555
2401202139
2406180251
2407180869
2407207356
2408203912
2414183841

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 9, 2024.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 10. for the following Sample Assets:

2301142219
2304142906
2305144585
2307159555
2308146405
2313139415
2401202139
2406180251
2407180869
2407207356
2408203912
2410182239
2414183841

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 9, 2024.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	One difference in city.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix D to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 9, 2024.

Supplemental Information Related to the Findings Set Forth on Appendix C
Exception Description Number	Sample Asset number	Characteristic	Characteristic set forth on the Statistical Data File	Characteristic set forth on the Loan Agreement

1	2412181538	City	Golden Valley	Kingman

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.